EXHIBIT 32.2

THE COAST DISTRIBUTION SYSTEM, INC.

Annual Report on Form 10-K

for the Year ended December 31, 2007

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, hereby certifies that: (i) the Annual Report of The Coast Distribution System, Inc. (the “Company”), for the year ended December 31, 2007, filed on Form 10-K with the Securities and Exchange Commission (the “Annual Report”), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The Coast Distribution System, Inc. and will be retained by The Coast Distribution System, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.